SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 1	☐

(File No. 333-227507)

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 92	☒

(File No. 811-05213)

(Check appropriate box or boxes.)

Exact Name of Registrant:

RiverSource of New York Account 8

Name of Depositor:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Address of Depositor’s Principal Executive Offices, Zip Code

Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension

Albany, NY 12203

(800) 541-2251

Name and Address of Agent for Service:

Dixie Carroll, Esq.

5229 Ameriprise Financial Center

Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 29, 2019 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
April 29, 2019
RiverSource®
RiverSource® Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6 – NY).
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. You may direct your Net Premiums or transfers to:
•	A Fixed Account to which we credit interest.
•	Indexed Accounts to which we credit interest.
•	Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations. Sale of the policy is contingent upon approval by the New York State Department of Financial Services.
Please note that your investments in a policy and its underlying Funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    1

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your underlying funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from RiverSource Life of NY. Instead, the reports will be made available on a website, and you will be notified each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive fund shareholder reports and other communications from RiverSource Life of NY electronically by visiting ameriprise.com/e-delivery.
You may elect to receive all future reports in paper free of charge. You can inform RiverSource Life of NY that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-541-2251. Your election to receive reports in paper will apply to all funds available under your variable universal life policy.

2    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    3

4    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge	When you pay premium.	4% of each premium payment.

State Premium Taxes	When you pay premium, as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Surrender Charge(a)	When you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount. The rates to the right are the initial Surrender Charge. These rates decrease monthly until it is zero at the end of year 10.	Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard NonTobacco, Age 0.
Maximum:$ 47.50 — Male, Standard Tobacco, Age 59.

Representative Insured: $18.17 — Male, Super Preferred Nontobacco, Age 35.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
• $25; or
• 2% of the amount surrendered.

Accelerated Benefit Rider for Terminal Illness Charge(ABRTI)	Upon payment of the accelerated benefit.	The fee for an Accelerated Benefit payment is $250.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $30 — United States.
• $35 — International.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    5

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $.005 — Female, Standard Nontobacco, Age 4: Duration 1.
Maximum: $83.333 — Male, Standard Nontobacco, attained age 112:

Representative Insured: Male, Super Preferred Nontobacco, Age 35: Duration 1.
Guaranteed: $.075 per month
Current: $.0075 per month

Policy Fee	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Administrative Charge	Monthly.	Rate per $1,000 of initial Specified Amount:
Minimum: $.096 — Female, Standard Nontobacco, Age 0.
Maximum: $6.888 — Male, Preferred tobacco, Age 90

Representative Insured: Male, Super Preferred Nontobacco, Age 35.
Guaranteed: $0.241 per month, years 1-20; $ 0.121 per month, years 21+.
Current: $0.172 per month, years 1-10; $0 per month, years 11+.

Mortality and Expense Risk Charge	Daily.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	• 4% for policy years 1-10;
• 2.25% for policy years 11+.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment Values corresponding to that Indexed Account as of the Monthly Date. The Indexed Account charge will be taken out of Policy Value as part of the monthly deduction.

6    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.	• For that part of the accelerated benefit which does not exceed Policy Value available for policy loans when an accelerated benefit is requested, we will charge the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).
• For that part of the accelerated benefit which exceeds Policy Value available for policy loans when the accelerated benefit is requested, the greatest of:
• the current yield on 90-day Treasury bills, or
• the current maximum statutory adjustable policy loan interest rate, or
• the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $.04 — Female, Age 5.
Maximum: $.16 — Male, Age 69.

Representative Insured: $.08 — Male, Super Preferred Nontobacco, Age 35.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of Benefit.	3% of the Policy Value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male, Standard Tobacco, Age 59.

Representative Insured: $0.01340 — Male, Super Preferred Nontobacco, Age 35.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.

Representative Insured: $0.04009 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	This rider does not include waiver for involuntary unemployment.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    7

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
AdvanceSource ® Accelerated Benefit Rider for Chronic Illness (ASR)(a)(c)(d)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Specified Amount:
Minimum: $0.0025, Male, Age 20, Super Preferred Nontobacco, Duration 1, 1% Monthly Benefit Percent.
Maximum: $26.85, Female, Age 20, Standard Tobacco, Duration 80, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Male, Age 35, Super Preferred Nontobacco, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of Specified Amount:
Minimum: $.0325 — Male, Nontobacco, Age 85.
Maximum: $.0629 — Female, Tobacco, Age 35-55.

Representative Insured: $0.05 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(c)	The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex, Risk Classification, Issue Age, Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(d)	This rider is only available for policies purchased under the Option 1 death benefit.

8    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the Funds’ fiscal year ended December 31, 2018, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying Fund’s fees and expenses is contained in each Fund’s prospectus.
Minimum and maximum annual operating expenses for the Funds
(Including management fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.28	1.42
(1)	Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy Owner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and the Statement of Additional Information (“SAI”).

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    9

Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the Beneficiary of the policy when the Insured dies. Your policy’s death benefit can never be less than the Specified Amount unless you change that amount or your policy has outstanding Indebtedness.	The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Specified Amount; or
• a percentage of the Policy Value.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 2 (variable amount): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Policy Value plus the Specified Amount; or
• a percentage of the Policy Value.
You may change the death benefit option or Specified Amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 3 (return of premium, subject to a limit): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1. the lesser of:
• the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
• the Death Benefit Option 3 Limit shown under Policy Data; or
2. a percentage of the Policy Value.
You may change the death benefit option or Specified Amount within certain limits, but doing so generally will affect policy charges. We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
Death Benefit after the Insured’s Attained Insurance Age 120 anniversary:
Under all Death Benefit Options, the death benefit upon death of the Insured after the Insured’s Attained Insurance Age 120 anniversary will be the greater of:
• the death benefit on the Insured’s Attained Insurance Age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured’s Attained Insurance Age 120 anniversary; or

10    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit (continued)		• the Policy Value on the date of death.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.

Minimum Initial Premium Guarantee and No Lapse Guarantee (NLG)	Your policy will not Lapse (end without value) if the Minimum Initial Premium guarantee or the NLG option is in effect, even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction.	Minimum Initial Premium Guarantee : A period of the first ten policy years during which you may choose to pay the Minimum Initial Premium as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction.
No Lapse Guarantee: Each policy has the following NLG option which remains in effect if you meet certain premium requirements and Indebtedness does not exceed the Policy Value minus Surrender Charges:
• No Lapse Guarantee To Age 75 (NLG-75) guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).

Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay monthly, quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the Insured’s Attained Insurance Age 120. We reserve the right to refuse premiums to the extent necessary to qualify the policy as life insurance under the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and the length of time your policy will remain in force as well as affect whether any of the NLG options remain in effect.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	If you exercise your right to examine your policy under the “Free Look” provision of the policy, you will receive a full refund of all premiums paid.
You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it. (If the policy is intended to replace an existing policy, your right to examine it is extended to 60 days). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The Policy Date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    11

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Exchange Right	For 18 months after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the Subaccounts.	Because the policy itself offers a fixed return option, all you need to do is transfer all of the Policy Value in the Subaccounts to the Fixed Account. This exchange does not require our underwriting approval. We do not issue a new policy.

Investment Choices	You may direct your Net Premiums or transfer your Policy’s Value to:
	• The Variable Account, which consists of Subaccounts, each of which invests in a Fund with a particular investment objective.	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 2%.
	• The Indexed Accounts, which are part of our general investment account.	• The Indexed Accounts earn interest based on a change in the value of one or more designated index(es), subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate. Indexed interest will never be lower than 0% for the 1-year Indexed Account or 1% for the 2-year Indexed Account.

Policy Value Credit	We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under Policy Data.	How it works: The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made.
We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.

Surrenders	You may cancel the policy while it is in force and receive its Cash Surrender Value or take a partial surrender out of your policy.	The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s Cash Surrender Value.	Generally, you may access your policy’s Cash Surrender Value through policy loans without incurring taxes or Surrender Charges associated with withdrawals. See discussion under “Policy Loans” and “Federal Taxes.”

12    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Transfers	You may transfer your Policy’s Value.	You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account. You can also arrange for automated transfers among the Fixed Account and Subaccounts. Certain restrictions may apply.

Optional Insurance Benefits	When you purchase your policy, you may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). Generally, the amounts of these benefits do not vary with investment experience of the Variable Account. Certain restrictions and conditions apply and are clearly described in the applicable rider. The Overloan Protection benefit is only available when there is an outstanding loan on your policy.	Available riders you may add:
• Accelerated Benefit Rider for Terminal Illness (ABRTI): If the Insured is terminally ill and death is expected to occur within twelve months, the rider provides that you can withdraw a portion of the death benefit prior to death.
• Accidental Death Benefit Rider (ADB): ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
• Automatic Increase Benefit Rider (AIBR): AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
• Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
• Overloan Protection Benefit (OPB): Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value.
• Waiver of Monthly Deduction Rider (WMD): Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled before Attained Insurance Age 60. In addition:
• If total disability begins on or after Attained Insurance Age 60 but before Attained Insurance Age 65, the monthly deduction will be waived only for a limited period of time.
• Waiver of Premium Rider (WP): Under WP, if total disability begins before Attained Insurance Age 60, prior to Attained Insurance Age 65 we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65, we will waive the monthly deduction.
In addition:
• If total disability begins on or after Attained Insurance Age 60 but before Attained Insurance Age 65, the monthly deduction will be waived for a limited period of time.
• AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR): ASR provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services. Please note the following about the ASR:
• This rider is only available for policies purchased under the Option 1 death benefit .

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    13

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits (continued)		• At the request of the Owner, the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit, to the Owner or to any individual authorized to act on behalf of the Owner.
• These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
• We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR may be adjusted.
• Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness, Surrender Charges and monthly No-Lapse Guarantee premiums.
• Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.
• The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
• The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
• Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

14    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could Lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your Policy’s Value between Subaccounts.	• The value of the Subaccount from which you transferred could increase.
• The value of the Subaccount to which you transferred could decrease.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.	• You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could Lapse with no value.

	Your policy has little or no Cash Surrender Value in the early policy years.	• Surrender Charges apply to this policy for the first ten years. Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy Lapses.
• Also, the Lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may Lapse due to Surrender Charges.	• Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the Policy Value and the death benefit, and may terminate the NLG. Additionally, for Option 1 policies, a partial surrender will reduce the Specified Amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy Lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of Policy Value;
— reducing the death benefit.
• Taking a loan may also terminate the minimum initial premium guarantee or the NLG.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    15

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Lapse Risk (continued)	Your policy can Lapse due to poor investment performance.	• Your policy could Lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
• The Lapse may have adverse tax consequences (See “Tax Risk”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay Surrender Charges on the old policy.
• The new policy has Surrender Charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.

16    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)		• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.	• You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the Subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.	• You may be taxed on the income of each Subaccount to the extent of your investment in the Subaccount.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    17

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.

18    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account, Indexed Accounts and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge”, and the administrative charge, discussed under “Administrative Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by  the State of New York on premiums received by insurance companies. We reserve the right to change the premium expense charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed 4%.
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account, Indexed Accounts and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the Indexed Account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•	you do not specify the accounts from which you want us to take the monthly deduction; or
•	the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the monthly deduction will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect or the minimum initial premium guarantee is in effect and the premium payment requirements have been met. (See “no lapse guarantee,” “minimum initial  premium guarantee,” “grace period” and “reinstatement” at the end of this section on policy costs.)
Components of the monthly deduction:
1.	Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•	the amount of the death benefit;
•	the Policy Value; and

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    19

•	the statistical risk that the Insured will die in a given period.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”	is the monthly cost of insurance rate based on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law), Risk Classification and election of WMD. Generally, the cost of insurance rate will increase as the Insured’s Attained Insurance Age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”	is the death benefit on the Monthly Date divided by 1.0016515813 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 2%).
“c”	is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative charge, mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.
2.	Policy fee: $10.00 per month for initial Specified Amounts below $1,000,000 and $0.00 per month for initial Specified Amounts of $1,000,000 and above. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application, underwriting the policy and setting up computer records; and associated with administering and distributing the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed $15.00 per month.
3.	Administrative charge: charged each month prior to the Insured’s Attained Insurance Age 120 anniversary. This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency and expenses. However, it will never exceed the guaranteed administrative charge shown in the “Policy Data” section of the policy.
4.	Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value. (See “Mortality and Expense Risk Charge” for complete discussion).
5.	Indexed account charge: compensates us for certain administrative, investment and other expenses we assume in making available the Indexed Account options. The charge is assessed as an asset-based charge and is based on the value of the Segments of an Indexed Account on the Monthly Date.
6.	Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Surrender Charge
If you surrender your policy or the policy Lapses during the first ten policy years or in the ten years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insured’s Insurance Age, sex, Risk Classification and initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of ten policy years. If you increase the Specified Amount, an additional maximum Surrender Charge will apply. The additional maximum Surrender Charge in a revised policy will be based on the Insured’s Attained Insurance Age, sex (unless unisex rates are required by law), Risk Classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.

20    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

The following table illustrates the maximum Surrender Charge for VUL 6 – NY, we assume a male, Insurance Age 35 qualifying for preferred nontobacco rates and the Specified Amount to be $400,000.
Lapse or surrender at beginning of year	Maximum Surrender Charge
1	$ 7,250.33
2	7,038.33
3	6,826.33
4	6,614.33
5	6,402.33
6	6,104.53
7	4,862.93
8	3,621.33
9	2,379.73
10	1,138.13
11	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the Duration of your policy.
If you have the AdvanceSource Rider on your policy, once Notice of Claim is received partial surrenders are no longer allowed.
Mortality and Expense Risk Charge
The mortality and expense risk charge is deducted monthly as part of the monthly deduction. It compensates us for assuming the mortality and expense risks under the policy. It is equal to:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge, the administrative charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, future investment earnings, persistency and expenses. However, it will never exceed the guaranteed mortality and expense risk rate shown in the “Policy Data” section of the policy.
Total Annual Operating Expenses of the Funds
Any applicable management fees and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	Surrender Charges;
•	cost of optional insurance benefits;
•	policy fees;

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    21

•	administrative charges;
•	mortality and expense risk charges;
•	Indexed Account charges; and
•	annual operating expenses of the Funds, including management fees and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of

22    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
•	Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•	Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the table below.
•	Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    23

Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy Owners.
•	Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
•	Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.

24    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

You can direct your Net Premiums and transfers to any or all of the Subaccounts of the Variable Account that invest in shares of the Funds listed in the table below. From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a Fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class I	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS Advisors, Inc.
American Century VP Value, Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors, LLC
Columbia Variable Portfolio - Balanced Fund (Class 1)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 1)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 1)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 1)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Intermediate Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 1)	Seeks to provide shareholders withlong-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) (previously Columbia Variable Portfolio - Mid Cap Value Fund (Class 1))* *The Fund’s name change is effective on May 1, 2019.	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) (previously Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 1))*
*The Fund’s name change is effective on May 1, 2019.	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Strategic Income Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Equities Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser (each managing a portion of the Fund's portfolio).
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC

26    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP ® - American Century Diversified Bond Fund (Class 1)	Seeks to provide shareholders with high level of current income.	Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.
CTIVP ® - AQR Inernational Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP ® - AQR Managed Futures Strategy Fund (Class 1)	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 1)	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser, BlackRock International Limited, sub-subadviser.
CTIVP ® - CenterSquare Real Estate Fund (Class 1)	Seeks to provide shareholders with current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.
CTIVP ® - DFA International Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Dimensional Fund Advisors LP, subadviser.
CTIVP ® - Lazard International Equity Advantage Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC, subadviser.
CTIVP ® - Loomis Sayles Growth Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP ® - Los Angeles Capital Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Los Angeles Capital Management and Equity Research, Inc., subadviser.
CTIVP ® - MFS® Blended Research® Core Equity Fund (Class 1) (Effective on or about May 20, 2019, the Fund will change its name to Variable Portfolio Partners Core Equity Fund (Class 1))	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
(Effective on or about May 20, 2019, Massachusetts Financial Services Company no longer serves as the subadviser of the fund and Jacobs Levy Equity Management, Inc. and T. Rowe Price Associates, Inc. will assume day to day management of the Fund’s portfolio.)
CTIVP ® - MFS® Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP ® - Morgan Stanley Advantage Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    27

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP ® - Oppenheimer International Growth Fund (Class 1) (Effective on or about May 20, 2019, the Fund will change its name to CTIVP® - William Blair International Leaders Fund (Class 1))	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; OppenheimerFunds, Inc., subadviser.
(Effective on or about May 20, 2019, OppenheimerFunds, Inc. no longer serves as the subadviser of the fund and William Blair Investment Management, LLC assumes day to day management of the Fund’s portfolio.)
CTIVP ® - T. Rowe Price Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.
CTIVP ® - TCW Core Plus Bond Fund (Class 1)	Seeks to provide shareholders with total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.
CTIVP ® - Victory Sycamore Established Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP ® - Wells Fargo Short Duration Government Fund (Class 1)	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
CTIVP ® - Westfield Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.
DWS Alternative Asset Allocation VIP, Class A (previously Deutsche - Alternative Asset Allocation VIP, Class A)	Seeks capital appreciation.	DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Fidelity ® VIP Contrafund® Portfolio Initial Class	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Initial Class	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

28    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity ® VIP Strategic Income Portfolio Initial Class	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Income VIP Fund - Class 1	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 1	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 1	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC
Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Janus Henderson VIT Balanced Portfolio: Institutional Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson VIT Research Portfolio: Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Utilities Series - Initial Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Mid Cap Growth Portfolio, Class I Shares (Effective on or about April 30, 2019, the Fund will change its name to Morgan Stanley VIF Discovery Portfolio, Class I Shares)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    29

Investing In	Investment Objective and Policies	Investment Adviser
Oppenheimer Global Fund/VA (Effective on or about May 24, 2019, the Fund is scheduled to merge into Invesco Oppenheimer V.I. Global Fund, Series I Shares)	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser. (Effective on or about May 24, 2019, Invesco Advisers, Inc. will assume day to day management of the Fund’s portfolio.)
Oppenheimer Global Strategic Income Fund/VA (Effective on or about May 24, 2019, the Fund is scheduled to merge into Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I Shares)	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser. (Effective on or about May 24, 2019, Invesco Advisers, Inc. will assume day to day management of the Fund’s portfolio.)
Oppenheimer Main Street Small Cap Fund®/VA (Effective on or about May 24, 2019, the Fund is scheduled to merge into Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I Shares)	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser. (Effective on or about May 24, 2019, Invesco Advisers, Inc. will assume day to day management of the Fund’s portfolio.)
PIMCO VIT All Asset Portfolio, Institutional Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio, Institutional Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Templeton Global Bond VIP Fund - Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
Variable Portfolio - Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Columbia Wanger International Equities Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.
Variable Portfolio - Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

30    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Managed Volatility Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Core Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; BMO Asset Management Corp., and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio - Class I	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
Please refer to the prospectuses for the Funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    31

Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
•	laws or regulations change;
•	the existing Funds become unavailable; or
•	in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
•	add new Subaccounts;
•	combine any two or more Subaccounts;
•	transfer assets to and from the Subaccounts or the Variable Account; and
•	eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
Changes to the Variable Account
We reserve the right to do any of the following:
•	cease offering any Subaccount;
•	add or remove Variable Accounts;
•	combine the assets of the Variable Account with the assets of any of our other separate accounts;
•	register or deregister the Variable Account;
•	operate the Variable Account as a management investment company, unit investment trust, or any other form permitted under securities or other law;
•	run the Variable Account under the direction of a committee, board, or other group; or
•	make any changes required by the Investment Company Act of 1940, other federal securities laws or state insurance laws.
We will give you any required notice and receive any required regulatory approval before we make any of these changes.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks

32    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account and the Indexed Accounts are the options supported by our general account that we make available under the policy.
Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account or the Indexed Accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor the Indexed Accounts nor any interests in the accounts are subject to the provisions of these Acts. With respect to the Indexed Accounts, RiverSource Life of NY represents that the Indexed Accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with New York standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account, transfer Policy Value from the Subaccounts to the Fixed Account, or allocate the Segment maturity value of an Indexed Account to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account.
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 2%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the financial strength and claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 2%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 2% on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Co. of New York at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
You can allocate Net Premiums to the Indexed Accounts, transfer Policy Value from the Subaccounts or the Fixed Account to the Indexed Accounts or allocate the Segment maturity value of an Indexed Account to the Indexed Accounts (with certain restrictions, explained in “Transfers Among the Fixed Account, Indexed Accounts and Subaccounts”). Amounts allocated to the Indexed Accounts become part of our general account.
Placing Policy Value in the Indexed Accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the Policy Value that you place in the Indexed Accounts is guaranteed an Indexed Interest Rate of 0% for the 1-Year Point-to-Point Indexed Account (considered a 0% “floor”), and 1% for the 2-Year Point-to-Point Indexed Account (considered a 1% “floor”), independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the financial strength and claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit indexed interest at any rate higher than 0% for the 1-Year Point-to-Point Indexed Account (considered a 0% “floor”), and 1% for the 2-Year Point-to-Point Indexed Account (considered a 1% “floor”), although we may do so at our sole discretion. This means that you may never receive indexed interest on amounts invested in the 1-year Point-to-Point Indexed Account and you may receive only 1% for amounts invested in the 2-Year Point-to-Point Indexed Account. Also, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums you’ve paid into the Indexed Account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed Interest Rates credited in excess of the guaranteed rate will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-year and 2-Year Point-to-Point Indexed Accounts); the Segment Participation Rate (currently 100% for both the 1-year and 2-Year Point-to-Point Indexed Accounts); and 3) the cap and floor rates in effect at the start of each Segment. A Segment is the portion of an Indexed Account that is

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    33

associated with a particular Segment Start Date. The Segment Participation Rate is the percentage of the Index Growth Rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an Indexed Interest Period (1-year or 2-year period). The cap rate will never be lower than 3% for the 1-Year Point-to-Point Indexed Account (considered a 3% “cap”), and 5% for the entire two years of the 2-Year Point-to-Point Indexed Account (considered a 5% “cap”).
When you apply for your policy you will receive an illustration showing the current Indexed Account cap and floor rates in effect at that time. Subsequently, your statement will include the current cap rate in effect for all Indexed Accounts. In addition, we will provide notification on your statement if a Segment’s cap or floor rate has decreased since your last statement.
The portion of Policy Value allocated to the Indexed Accounts earns interest based on a change in the value of the S&P 500 Index. An Indexed Account includes a corresponding Interim Account and one or more Segments. Any money allocated to an Indexed Account will first be deposited into the corresponding Interim Account. An Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated to an Indexed Account. An Interim Account earns interest at a fixed rate not less than the Fixed Account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, it will be transferred to a Segment of the corresponding Indexed Account. This will begin a new “Segment”, which is the portion of an Indexed Account created each time a transfer is made from the Interim Account to the Indexed Account. A Segment lasts for a 12- or 24-month term and is eligible for indexed interest at the Segment Maturity Date (the last day of the 12- or 24-month term). Once money is transferred to a Segment it cannot be transferred out of the Segment until the Segment Maturity Date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have Policy Value in multiple Segments at any given time.
Indexed interest is credited to the Segment at the end of the Segment Term and is equal to the Average Segment Value multiplied by the Indexed Interest Rate. For a given Segment, the Average Segment Value is the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date. An Indexed Interest Period is the length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment Growth Cap:	12%
Segment Floor:	0%
Segment Participation Rate:	100%
Average Segment Value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $600 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	20% (Index Growth Rate) x 100% (Segment Participation Rate) = 20%
b)	Segment Growth Cap of 12%, but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is capped at 12%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 12% = $600
Example 2 – Down-market:
This example shows the policy was credited with $0 for the Segment Term.

34    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	-10% (Index Growth Rate) x 100% (Segment Participation Rate) = -10%
b)	Segment Growth Cap of 12%, but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0
Example 3 – Semi up-market:
This example shows the policy was credited with $450 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,090
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1090	–1)	=	9%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	9% (Index Growth Rate) x 100% (Segment Participation Rate) = 9%
b)	Segment Growth Cap of 12%, but not less than floor of 0%
Therefore, in this example the Indexed Interest Rate is 9%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 9% = $450
The Segment Growth Cap, Segment Floor and Segment Participation Rate are declared at the beginning of each Segment. At Segment maturity, the amount reallocated to the Indexed Account(s) along with any money in the Interim Account is combined to start a new Segment, the Segment Growth Cap is set and the process of crediting interest for that new Segment starts over again. The Segment Growth Cap is the limit on the index growth used in calculating the indexed interest. The Segment Floor provides protection when the performance of the index is less than the Segment Floor. The Segment Participation Rate reflects how much of the Index Growth Rate will be utilized in calculating the indexed interest. The guaranteed minimum Segment Growth Cap, Segment Floor and Segment Participation Rate is shown in the policy under Policy Data. Subsequent Segment Growth Caps, Segment Floors and Segment Participation Rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current Segment Growth Cap, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy.
The indexed interest credited plus the Segment Value at the end of the Segment result in the Segment maturity value. The Segment maturity value is reallocated to the Fixed Account, Subaccounts, and/or Indexed Accounts according to the Segment maturity reallocation percentages you have selected. The amount reallocated to the Indexed Accounts along with any money in the Interim Account is then combined to start a new Segment. Each available Indexed Account has its own Segment reallocation percentages that can be selected when you apply for the policy.  You may change the Segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the Segment reallocation percentages will be effective for all Segments of an Indexed Account maturing after the receipt of the request.  In absence of a selection of the Segment reallocation percentages, Segment maturity value will be allocated to the same Indexed Account.
On the Insured’s Attained Insurance Age 119 anniversary, Segment reallocation percentages will be set to allocate any Segment maturity value to the Fixed Account and may not be changed.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    35

Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the Segment maturity reallocation percentages will be set to allocate all amounts to the Fixed Account. The Segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the Segment reallocation percentages.
The Indexed Account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the Indexed Account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If an index is discontinued or substantially changed, we may mature Segments early. If we mature a Segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new Segments. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an Indexed Account. In this case, the value of the discontinued Indexed Account will be transferred to the Fixed Account.
It is not possible to invest directly in an index. An Indexed Account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a Specified Amount of insurance;
•	select a death benefit option;
•	designate a Beneficiary; and
•	state how premiums are to be allocated among the Fixed Account, the Indexed Accounts and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

36    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years from the Policy Date, we cannot contest the truth of statements or representations in your application.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force.
The Scheduled Premium amount you pay is based on a number of factors including, but not limited to:
•	the Specified Amount;
•	the Insured’s gender (unless unisex rates are required by law);
•	the Insured’s issue age;
•	the Insured’s Risk Classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums (gross premiums minus premium expense charge) at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age 119 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    37

Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.
Policy Value
The value of your policy is the sum of values in the Fixed Account, Indexed Account(s) and each Subaccount of the Variable Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•	the sum of your Net Premiums, transfer amounts (including loan transfers), Segment maturity reallocations, and any applicable policy value credit allocated to the Fixed Account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Indexed Accounts
Amounts allocated to an Indexed Account will be held either in an Interim Account or the Indexed Account’s Segments. We value the amounts you allocate to an Indexed Account directly in dollars. An Indexed Account’s Value equals:
•	the sum of your Net Premiums, Segment maturity reallocations, and any applicable policy value credit allocated to the Indexed Account; plus
•	indexed interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (due to loans taken and interest charged on Indebtedness), Segment maturity reallocations allocated to the Fixed Account, any Subaccounts, or another Indexed Account; minus
•	any portion of the monthly deduction for the coming month that is allocated to the Indexed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, or transfer amounts from the Indexed Accounts at Segment maturity, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the Fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

38    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•	additional Net Premiums allocated to the Subaccounts;
•	any applicable policy value credit allocated to the Subaccounts;
•	transfers into or out of the Subaccounts;
•	amounts transferred from Indexed Accounts at Segment maturity;
•	partial surrenders and partial surrender fees;
•	Surrender Charges; and
•	monthly deductions.
Accumulation Unit values will fluctuate due to:
•	changes in underlying Fund net asset value;
•	Fund dividends distributed to the Subaccounts;
•	Fund capital gains or losses; and
•	Fund operating expenses.
Order of Deductions from Policy Value
Any deductions from Policy Value will be taken from the Fixed Account, minus any Indebtedness, and the Subaccounts until exhausted.
When the Fixed Account, minus any Indebtedness, and the Subaccounts have been exhausted, any deductions from Policy Value will be taken in order from the following:
•	the Interim Accounts, proportionally, based on the Interim Account Values until exhausted; then
•	the Segments of the Indexed Accounts starting with the most recently opened Segment(s); then
•	the next most recently opened Segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple Indexed Account Segments with the same start date, any deductions will be taken proportionally out of those Segments based on the values in those Segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to Policy Value as a result of exercising a policy provision or rider.
Keeping The Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under “Policy Data,” if:
•	on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
•	the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness, equals or exceeds the Minimum Initial Premium, as shown in your policy under “Policy Data,” times the number of months since the Policy Date, including the current month.
The Minimum Initial Premium Guarantee Period is ten years.
No Lapse Guarantee
A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:
No Lapse Guarantee to Age 75 (NLG-75): This option guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG-75 will remain in effect as long as:
•	the sum of premiums paid; minus

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    39

•	partial surrenders; minus
•	outstanding Indebtedness; equals or exceeds
•	the NLG-75 Premiums due since the Policy Date.
The NLG-75 Premium is shown in the policy.
If, on a Monthly Date, you have not paid enough premiums to keep the NLG-75 in effect, the NLG-75 will terminate. Your policy will also Lapse if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium Guarantee is not in effect. The NLG-75 may be reinstated within two years of its termination if the policy is in force.
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will then mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have the AdvanceSource Rider on your policy and the AdvanceSource Rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Those certain conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that the Insured remains insurable;
•	payment of the premium we specify; and
•	payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. Surrender Charges will also be reinstated. The NLG cannot be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Exchange Right
Once during the first 18 months after the Policy Date, if it has not Lapsed or been surrendered in full, you have the right to exchange the policy for a flexible premium adjustable life policy that provides for benefits that do not vary with the investment return of the Subaccounts. This is done by transferring, without charge, the entire Policy Value to the Fixed Account.
You also have the right to exchange the policy for a flexible premium adjustable life policy that provides for benefits that do not vary with the investment return of the Subaccounts in the event of a material change in the investments of the Subaccounts. The option to exchange is exercisable within 60 days after (a) the effective date of such change in the investments, or (b) the receipt of the notice of the change in investments, whichever is later. The exchange is done by transferring, without charge, the entire Policy Value to the Fixed Account.
A transfer for these purposes will not count against the five transfers per policy year limit described in the Transfers Among the Subaccounts and the Fixed Account provision of the Subaccounts section of the policy. Also, we will waive the restrictions on transfers from the Subaccounts into the Fixed Account that are described in the Transfers Among the Subaccounts and the Fixed Account provision of the Subaccounts section of the policy.

40    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other Fixed Account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other Fixed Account policies we offer require evidence that the Insured is insurable according to our underwriting rules.
Paid-Up Insurance Option
You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the Insured's Attained Insurance Age 120. You may make your request in writing during the 30 days before any Policy Anniversary. The paid-up insurance policy will take effect as of the Policy Anniversary and will mature on the original policy’s Insured's Attained Insurance Age 120. You will forfeit all rights to make future premium payments and all riders will terminate.
The amount and Cash Surrender Value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the Fixed Account guaranteed interest rate. The paid-up insurance policy’s death benefit amount, minus its Cash Surrender Value, cannot be greater than your current policy’s death benefit, minus its Policy Value (both as of the date of the paid-up insurance policy’s purchase). The amount of paid-up insurance will remain level and will not be less than required by law.
Any Cash Surrender Value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the Insured’s death, you may surrender the paid-up insurance for its Cash Surrender Value.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Specified Amount; or
•	a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Policy Value plus the Specified Amount; or
•	a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.	the lesser of:
•	the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•	the Death Benefit Option 3 Limit shown under Policy Data; or
2.	a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$ 5,000	$ 5,000	$ 5,000
Premiums paid	$ 4,000	$ 4,000	$ 4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$ 8,000	$ 8,000	$ 8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$ 3,000	$ 3,000	$ 3,000
Death benefit	$100,000	$103,000	$104,000

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If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’s Attained Insurance Age 120 anniversary, the death benefit amount will be the greater of: :
•	the death benefit on the Insured's Attained Insurance Age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 anniversary; or
•	the Policy Value on the date of death.
If you have the AdvanceSource Rider on your policy: The Proceeds payable upon death of the Accelerated Benefit Insured on or after the Insured’s Attained Insurance Age 120 anniversary is reduced by each AdvanceSource Rider benefit paid.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Change in Death Benefit Option
Prior to the Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
•	Minimum Initial Premium.
•	Charges for certain optional insurance benefits.
The Surrender Charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource Rider on your policy: Neither Option 2 nor Option 3 is available.

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Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•	Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•	Charges for certain optional insurance benefits may increase.
•	The Minimum Initial Premium and the NLG premiums will increase.
•	The administrative charge will increase.
•	The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG option or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount,(1) subject to all the following limitations:
•	Only one decrease per policy year is allowed.
•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•	After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy.
•	In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% (50% for all other policies) of the initial Specified Amount.
•	In policy years 6 -10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•	In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•	In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The
(1) If you have the AdvanceSource Rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource Rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

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maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$ 50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$ 75,000
Current Specified Amount before reduction:		$ 200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Specified Amount after reduction		$ 125,000
A decrease in Specified Amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•	Charges for certain optional insurance benefits may decrease.
•	The Minimum Initial Premium and the NLG premiums will decrease.
•	The administrative charge will not change.
•	The Surrender Charge will not change.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•	First from the initial Specified Amount when the policy was issued, and
•	Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
Misstatement of Age or Sex
If the Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•	the Policy Value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding Indebtedness on the date of death.
Suicide
Suicide by the Insured within two years from the Policy Date is not covered by the policy. If suicide occurs, the only amount payable to the Beneficiary will be the premiums paid, minus any Indebtedness and partial surrenders.
If the Insured commits suicide within two years from the effective date of an increase in Specified Amount, the amount payable for the additional Specified Amount will be limited to the monthly deductions for the Additional Specified Amount.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account or Indexed Accounts. Certain restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. We will process your transfer on the Valuation Date we receive your request. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service

44    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have the AdvanceSource Rider on your policy, once benefit payments begin, any value in your Subaccounts will be transferred to the Fixed Account as well as all future premium payments. Transfers to the Subaccounts will not be allowed. At the end of the Period of Coverage, the portion of the Policy Value in excess of Indebtedness due to us will remain in the Fixed Account until written request is made to transfer to any Subaccounts. The request must be made within 30 days after the end of the Period of Coverage.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•	increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•	preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.

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Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•	Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•	Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the Fixed Account during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred.
•	If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.
•	If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the Fixed Account at any other time.
•	If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from any Subaccount back to the Fixed Account until the next Policy Anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)

46    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Minimum Transfer Amounts
From a Subaccount to another Subaccount, the Fixed Account or an Indexed Account:
•	For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
•	For automated transfers — $50.
From the Fixed Account to a Subaccount:
•	For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the Fixed Account to one or more of the Indexed Accounts is the Fixed Account Value minus any Indebtedness minus the value of a transfer to one or more of the Subaccounts occurring on the same day. The amount of any such transfer to an Indexed Account will be allocated to the corresponding Interim Account on the date it is received.
Transfer Restriction Period
A transfer restriction period is a 12-month period of time which begins on any date there is loan or withdrawal that is not part of a systematic distribution program from any Indexed Account, including the Interim Accounts. Any deduction from the Indexed Accounts due solely to an increase in Indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•	no transfers from the Fixed Account or Subaccounts to any Indexed Account will be allowed; and
•	Indexed Account premium allocation percentages will change to allocate all premium and loan repayments to the Fixed Account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written request to transfer any amount in the Fixed Account or Subaccounts to any Indexed Account or to change the premium allocation percentage.
Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time.
•	You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account.
•	You may transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts.
•	Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of Funds for any automated transfer arrangement.
•	You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.
•	The minimum transfer amount is $50.
•	You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.

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•	If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any dollar cost averaging arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
•	If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from any Subaccount back to the Fixed Account until the next Policy Anniversary.
•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will stop the automated arrangement.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•	from an Indexed Account Segment prior to Segment maturity, except transfers due to policy loans taken or interest charged on Indebtedness;
•	from the Fixed Account or any Subaccount to any Indexed Account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•	from the Fixed Account or any Subaccount to any Indexed Account when the policy is in a transfer restriction period;
•	from the Fixed Account to any Subaccount or Indexed Account after the Insured’s Attained Insurance Age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Indexed Account.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00

48    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can ask us in writing to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your Policy Value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.
Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
$500 or the remaining loan value, whichever is less.
Maximum Loan Amounts
•	90% of the Policy Value minus Surrender Charges.
•	For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts on a Pro Rata Basis. In determining these proportions, we first subtract the amount of any outstanding Indebtedness from the Fixed Account Value.
We redeem Accumulation Units to make loan amounts from the Subaccounts. When the FIxed Account, minus any Indebtedness, and the Subaccounts are exhausted, the loan will be taken from the Indexed Accounts. (See “Order of Deductions from Policy Value” for further discussion.) The amount of any loan or loan interest taken from the Subaccounts and Indexed Accounts will be transferred from the Subaccounts and Indexed Accounts to the Fixed Account.
Repayments
We will allocate loan repayments to Subaccounts, Indexed Accounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

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Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the additional loan interest will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro-Rata Basis. If the value in the Fixed Account or any Subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus Indebtedness.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Fixed Account, Subaccounts and/or Indexed Accounts as collateral. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate of the Fixed Account (See “The Fixed Account”). Payment of this interest is based on the financial strength and claims-paying ability of RiverSource Life Insurance Co. of New York. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy surrender value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the NLG or minimum initial guarantee to terminate.
If you have the AdvanceSource Rider on your policy, upon Notice of Claim, additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource Rider Monthly Benefit Payment, that benefit payment will be reduced to repay a portion of the policy loan.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Total Surrenders
If you surrender your policy, you receive its Cash Surrender Value, which is the Policy Value minus outstanding Indebtedness and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
Partial Surrenders
After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value. Partial surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make partial surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the partial surrender will be made from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of partial surrenders
•	A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)

50    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender.
•	A partial surrender may terminate the minimum initial premium guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the minimum initial premium guarantee and/or the NLG in effect.
•	If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
Because they reduce the Specified Amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the Specified Amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-541-2251
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.

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NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay policy Proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 1% per year on lump sum death benefit Proceeds from the date of the Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the Insured’s lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 1% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

52    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 1% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.

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Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the Insured’s Attained Insurance Age 120, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None. (2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earning may be part of the policy cash value or part of loans previously taken.

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Source of Proceeds	Taxable Portion of Pre-death Proceeds
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

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Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and age of the Insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect for the entire applicable seven-year period. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the Owner attains age 59½;
•	the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

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owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•	The Insured was an employee at any time during the 12-month period before the Insured’s death;
•	The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

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•	The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•	Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
AdvanceSource Rider: This rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance contract will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance

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contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

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Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium when the policy is sold, plus up to 2.50% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and Risk Classification of the Insured at the time of issue as well as by the Specified Amount of the policy. Each year we also pay up to 1.00% of the Policy Value, less Indebtedness, for servicing the policy, depending on the compensation option chosen by the selling firm. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.
•	We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.

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•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—	providing services to policy Owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy Owners, including Surrender Charges; and
—	fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life of NY has cooperated and will continue to cooperate with the applicable regulators.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    61

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

62    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Key Terms
These terms can help you understand details about your policy.
1-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
2-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
Accelerated Benefit Insured: This person is the Insured of the policy to which the AdvanceSource Rider is attached.
Accumulation Unit: An accounting unit used to calculate the Policy Value of the Subaccounts prior to the Insured’s death.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in the AdvanceSource Rider.
AdvanceSource Rider: In this prospectus, “AdvanceSource Rider” refers to the AdvanceSource Accelerated Benefit Rider for Chronic Illness.
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under the AdvanceSource Rider. This amount is chosen in your application for the rider and is shown in the “Policy Data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location.
Attained Insurance Age: The Insured’s Insurance Age plus the number of policy anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Average Segment Value: For a given Segment, the average of the values at the end of each Segment month over the indexed interest period. A Segment month ends on the same day each month as the Segment Start Date.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full, or the amount payable if the Insured’s death occurs on or after the Insured has Attained Insurance Age 120. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Cumulative Guaranteed Indexed Interest Rate: The Segment guaranteed annual interest rate compounded annually for the number of years of the indexed interest period.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while the AdvanceSource Rider is in force before any benefit is available under the rider. The Elimination Period is shown in the “Policy Data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while this rider is in force. Once all conditions for eligibility for the payment of benefits have been met, benefits will be payable for services used to satisfy the Elimination Period.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    63

Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.
Indexed Account Value: The sum of the values of the Segments of an Indexed Account plus the value of the Indexed Account’s corresponding Interim Account.
Index Growth Rate: The Index Growth Rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the indexed interest period; and
B = the final value of the index as of the day before the end of the indexed interest period.
The final value of an index used in calculating the Index Growth Rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The Index Growth Rate does not include gains in the index that come from dividends.
Indexed Interest Rate: The Indexed Interest Rate reflects any growth in the value of the index, subject to the Segment Growth Cap and Segment Floor. The Indexed Interest Rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the Index Growth Rate;
(b) is the Segment Participation Rate;
(c) is the Segment Growth Cap;
(d) is the Cumulative Guaranteed Indexed Interest Rate; and
(e) is the Segment Floor.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Interim Account: An Interim Account corresponds to an Indexed Account. The Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated or transferred to its corresponding Indexed Account.
Interim Account Value: On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, the value in the Interim Account will be transferred to a Segment of the corresponding Indexed Account. The Interim Account value will then equal zero. If the value of the Interim Account is less than $25, the value will remain in the Interim Account. On any subsequent date, the Interim Account value equals:
1.	the Interim Account Value as of the prior day, plus
2. any interest earned since the prior day, plus
3.	Net Premiums allocated to the corresponding Indexed Account and received since the prior day, plus
4. any portion of the Segment maturity values of any Indexed Account reallocated to the Indexed Account since the prior day, plus
5. the amount of any transfers from the Fixed Account and the Subaccounts to the Indexed Account, including loan repayment transfers, since the prior day, minus
6. the amount of any transfers from the Interim Account to the Fixed Account due to loans taken or loan interest charged since the prior day, minus
7. the amount of any partial surrender and partial surrender fees taken from the Interim Account since the prior day, minus,

64    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

8.	if the date is a Monthly Date, the portion of the monthly deduction taken from the Interim Account.
Lapse: The policy ends without value and no death benefit is paid.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please see your AdvanceSource Rider for further details.
Minimum Initial Premium: The premium required to keep the Minimum Initial Premium Period in effect. We show the Minimum Initial Premium in your policy.
Minimum Initial Premium Period: A period of time during the first policy year when the policy will not Lapse even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
Monthly Benefit Payment: The amount paid to the Owner, or to any individual authorized to act on behalf of the Owner, for a calendar month of Qualified Long-term Care Services received by the Accelerated Benefit Insured.
Monthly Benefit Percent: The percentage (1%, 2% or 3%) which is elected at issue and shown in the “Policy Data” section of the policy.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit, equal to the total current death benefit minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.
No Lapse Guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
•	No Lapse Guarantee to Age 75 (NLG-75): Guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 policy years, if later).
•	NLG-75 Premium: The premium required to keep the NLG-75 in effect. The NLG-75 Premium is shown in your policy. It depends on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider and the initial Specified Amount.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Period of Coverage: The period of time during which the Accelerated Benefit Insured receives services that are covered under AdvanceSource Rider.
Plan of Care: A written plan for Long-term Care Services designed especially for the Accelerated Benefit Insured.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value.
Proceeds: The amount payable under the policy as follows:
•	Upon death of the Insured prior to the date the Insured has Attained Insurance Age 120, Proceeds will be the death benefit in effect as of the date of the Insured’s death, minus any Indebtedness.
•	Upon death of the Insured on or after the Insured has Attained Insurance Age 120, Proceeds will be the greater of:
— the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
— the Policy Value at the Insured’s Attained Insurance Age 120 minus any Indebtedness on the date of the Insured’s death.
•	On surrender of the policy, the Proceeds will be the Cash Surrender Value.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under the AdvanceSource Rider to the Owner.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus Indebtedness in the Fixed Account) that each bears to the total Policy Value (minus Indebtedness and minus the values of the Indexed Accounts).

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    65

Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Risk Classification: A group of Insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Segment: A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
Segment Floor: The minimum total Interest Rate for a Segment over the indexed interest period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Growth Cap: The maximum total interest rate for a Segment over the indexed interest period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Maturity Date: The last day of a Segment Term.
Segment Participation Rate: The percentage of the Index Growth Rate that is used to calculate indexed interest.
Segment Start Date: The date on which amounts are transferred or reallocated to an Indexed Account. Segment months, Segment years and Segment Terms are all measured from this date.
Segment Term: The length of time a Segment is open. Each Segment begins on its Segment Start Date and ends on its Segment Maturity Date, which is determined by the Segment Term. The Segment Term for each Indexed Account is shown in the policy under Policy Data. Currently, the Segment Term for an Indexed Account is equal to the indexed interest period for that account.
Segment Value: The value of a Segment on the Segment Start Date equals the amount transferred to the Segment from the Interim Account on the Sweep Date, plus any amounts reallocated to that Indexed Account from any Segment maturing on the same date. On any subsequent date, the Segment Value equals:
1.	the Segment Value as of the prior day, plus
2.	any Segment guaranteed interest earned since the prior day, plus
3.	any indexed interest credited since the prior day, minus
4.	the amount of any transfers from the Segment to the Fixed Account due to loans taken or loan interest charged since the prior day, minus
5.	the amount of any partial surrender and partial surrender fees taken from the Segment since the prior day, minus,
6.	if the date is a Monthly Date, the amount of any monthly deduction taken from the Segment.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120. We show the initial Specified Amount in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Sweep Dates: The dates on which amounts in the Interim Account are transferred into a new Segment of the corresponding Indexed Account. The initial Sweep Dates as of the issue date of the policy are shown under Policy Data. We reserve the right to change the day and frequency of the Sweep Dates; however, Sweep Dates will not occur less frequently than once per calendar quarter.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center

66    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource of New York Account 8 consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    67

Appendix A: S&P Disclaimer
The S&P 500 Index (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life of NY. It is not possible to invest directly in an index. RiverSource Life of NY’s indexed accounts (collectively, the “Indexed Accounts”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of an Indexed Account or any member of the public regarding the advisability of investing in securities generally or in Indexed Accounts particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life of NY with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life of NY or the Indexed Accounts. S&P Dow Jones Indices has no obligation to take the needs of RiverSource Life of NY or the owners of the Index Accounts into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Indexed Accounts or the timing of the issuance or sale of the Index Accounts or in the determination or calculation of the equation by which the Indexed Accounts are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Indexed Accounts. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment or tax advisor.  A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE OF NY, OWNERS OF THE INDEXED ACCOUNTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE OF NY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

68

Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, Cash Surrender Values, and Policy Values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F St. N.E., Washington, D.C. 20549-8629.
Investment Company Act File #811-5213
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, Inc.
© 2008-2019 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
S-6705 CF (4/19)

PART B: STATEMENT OF ADDITIONAL INFORMATION

The combined Statement of Additional Information and Financial Statements for RiverSource of New York Account 8 dated April 29, 2019, filed electronically as Part B to Post-Effective Amendment No. 34 to Registration Statement No. 333-42257 on or about April 26, 2019, is incorporated by reference to this Post-Effective Amendment No. 1

PART C: OTHER INFORMATION

Item 26. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant’s Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

(a)(2) Consent in writing to establish additional subaccounts filed electronically as Exhibit 10 to Post-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.

(a)(3) Board Resolution for establishment of 81 subaccounts dated March 20, 2005, filed electronically as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 21 is incorporated herein by reference.

(a)(4) Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.

(a)(5) Board Resolution for establishment of 91 subaccounts dated April 24, 2007, filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(a)(6) Board Resolution for establishment of 101 subaccounts dated April 15, 2011, filed electronically as Exhibit (a)(5) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(a)(7) Board Resolution for establishment of 67 new subaccounts dated October 19, 2012, filed electronically as Exhibit (a)(7) to Pre-Effective Amendment No. 1 to Registration Statement No. 333-183262 is incorporated herein by reference.

(a)(8) Board Resolution for establishment of 21 subaccounts dated April 28, 2014, filed electronically as Exhibit (a) (6) to Post-Effective Amendment No. 28 to Registration Statement 333-42257 is incorporated herein by reference.

(a)(9) Board Resolution for establishment of 10 subaccounts dated April 28, 2015 filed electronically to Post-Effective Amendment No. 29 to Registration Statement No. 333-42257 is incorporated herein by reference.

(b) Not applicable.

(c) Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable

Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select (SM) Variable Annuity, RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1) Copy of Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit (d)(1) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(2) Copy of Waiver of Monthly Deduction Rider for Total Disability is filed herewith.

(d)(3) Copy of Waiver of Specified Premium Rider for Total Disability filed electronically as Exhibit (d)(3) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(4) Copy of Children’s Level Term Insurance Rider filed electronically as Exhibit (d)(4) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(5) Copy of Accidental Death Benefit Rider filed electronically as Exhibit (d)(5) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(6) Copy of Accelerated Benefit Rider for Terminal Illness filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(7) Copy of Automatic Increase Benefit Rider filed electronically as Exhibit 1.A.(5)(f) to Post-Effective Amendment No. 1 to Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(8) Copy of Overloan Protection Benefit filed electronically as Exhibit (d)(8) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(d)(9) Copy of AdvanceSource (R) Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(10) Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(d)(11) Copy of Indexed Account Endorsement filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 7 to Registration Statement No. 333-183262 is incorporated herein by reference.

(d)(12) Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.

(d)(13) Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.

(e)(1) Form of Application for Life and Disability Income Insurance filed electronically as Exhibit (e)(1) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.

(e)(2) Form of Application for the Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (e)(2) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(f)(1) Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement 333-44644 is incorporated herein by reference.

(f)(2) Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(g)(1) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 9141-00-00 filed electronically as Exhibit (g)(1) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(2) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 9141-00-00, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(2) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(3) Redacted copy of Second Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 9141-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(3) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(4) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 3092 filed electronically as Exhibit (g)(4) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(5) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(5) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(6) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005, filed electronically as Exhibit (g)(6) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(7) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003, and identified as Treaty Number 3092 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(7) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(8) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 1158 filed electronically as Exhibit (g)(8) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(9) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 0322-6386 filed electronically as Exhibit (g)(9) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(10) Redacted copy of Amendment Number 1 to the Automatic YRT Reinsurance Agreement dated August 18, 2003, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2004, filed electronically as Exhibit (g)(10) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(11) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(11) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(12) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(12) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(13) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(13) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(14) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000, and identified as Treaty Number 7865-00-00 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(14) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(15) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, filed electronically as Exhibit (g)(15) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(16) Redacted copy of Amendment to Automatic and Facultative Reinsurance Agreement dated November 15, 2000, between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(16) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(17) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003, and identified as Treaty Number 7782-1 filed electronically as Exhibit (g)(17) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(18) Redacted copy of Addendum Number 2 to the Reinsurance Agreement dated August 18, 2003, and identified as Treaty Number 7782-1 between IDS Life Insurance Company of New York and Reinsurer filed electronically as Exhibit (g)(18) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(g)(19) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000, and identified as Agreement Number 0322-2537 filed electronically as Exhibit (g)(19) to Registrant’s Post-Effective Amendment No. 22, File No. 333-44644 is incorporated herein by reference.

(h)(1) Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(2) Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(3) Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(4) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(5) Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(6) Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(7) Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(8) Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (13) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(9) Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit(h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(10) Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.

(h)(11) Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(12) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(13) Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(14) Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(15) Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16) Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179335 is incorporated herein by reference.

(h)(17) Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.14 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

(h)(18) Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(19) Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(20) Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.27 to Registrant’s Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

(i) Not applicable.

(j) Not applicable.

(k) Consent and Opinion of Counsel is filed electronically herewith.

(l) Not applicable.

(m) Not applicable.

(n) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(o) Not applicable.

(p) Not applicable.

(q) RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.

(r) Power of Attorney to sign amendments to this Registration Statement, dated January 31, 2019 filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Initial Registration Statement File No. 333-230375, is incorporated by reference.

Item 27. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name	Principal Business Address*	Positions and Offices with Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer

Jean B. Keffler	1010 Swingley Rd. Livingston, MT 59047	Director

Michael J. Pelzel		Senior Vice President—Corporate Tax

Stephen P. Blaske		Senior Vice President and Chief Actuary

Mark Gorham		Director and Vice President - Insurance Product Development

Karen M. Bohn	6620 Iroquois Trail Edina, MN 55439	Director

Ronald L. Guzior	Sax/BST, LLC 26 Computer Drive West Albany, NY 12205	Director

James A. Brefeld, Jr.		Senior Vice President and Treasurer

Thomas R. Moore		Secretary

David K. Stewart		Senior Vice President and Controller

Lynn Abbott		Vice President – National Sales Manager and Fund Management

*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Advisor Financing, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Partner, LLC	DE
Ameriprise India Private Limited	India
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.[1]	MN
Ameriprise Advisory Management, LLC	DE
Ameriprise Financial Services, Inc.[1]	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Investment Professionals, Inc.[1]	TX
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.[1]	DE
Seligman Partners, LLC	DE
Lionstone Partners, LLC	TX
Cash Flow Asset Management GP, LLC	TX
Cash Flow Asset Management, L.P.[2]	TX
Lionstone Advisory Services, LLC	TX
Lionstone CFRE II Real Estate Advisory, LLC	DE
Lionstone Development Services, LLC	TX
LPL 1111 Broadway GP, LLC	TX
LPL 1111 Broadway, L.P.[3]	TX
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.[1]	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC	DE
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Threadneedle Asset Management Malaysia Sdn Bhd.	Malaysia

Threadneedle Investments Singapore (Pte.) Ltd	Singapore
Threadneedle Investments Taiwan Ltd.	Taiwan
Ameriprise Holdings Singapore (Pte.) Limited	Singapore
Threadneedle EMEA Holdings 1, LLC	MN
Threadneedle Asset Management Holdings Sàrl	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England
Threadneedle International Investments GmbH	Switzerland
Threadneedle Management Luxembourg S.A.	Luxembourg
Threadneedle Holdings Limited	England
TAM UK Holdings Limited	England
Threadneedle Asset Management Holdings Limited	England
Columbia Threadneedle Foundation	England
TC Financing Limited	England
Threadneedle Asset Management Limited	England
Threadneedle Investment Services Limited	England
Threadneedle Asset Management (Nominees) Limited	England
ADT Nominees Limited	England
Convivo Asset Management Limited	England
Sackville TIPP Property (GP) Limited	England
Threadneedle Investment Advisors Limited	England
Threadneedle Portfolio Managers Limited	England
Threadneedle Asset Management Finance Limited	England
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	England
Threadneedle International Limited	England
Threadneedle Investments Limited	England
Threadneedle Investments (Channel Islands) Limited	England
Threadneedle International Fund Management Limited	Jersey
Threadneedle Management Services Limited	England
Threadneedle Pension Trustees Limited	England
Threadneedle Navigator Isa Manager Limited	England
Threadneedle Pensions Limited	England
Sackville (TPEN)	England
Threadneedle Portfolio Services Limited	England
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Unit Trust Manager Limited	England
Threadneedle Property Investments Limited	England
Sackville (CTESIF) GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England
Sackville LCW Sub LP 1 (GP) Limited	England
Sackville LCW Nominee 2 Limited	England
Sackville Property (GP) Limited	England
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville UKPEC8 Victoria Nominee 1 Limited	Jersey
Sackville UKPEC8 Victoria Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville UKPEC8 Victoria Nominee 1 Limited	Jersey
Sackville UKPEC8 Victoria Nominee 2 Limited	Jersey

Sackville SPF IV Property (GP) Limited	England
Sackville SPV IV (GP) No. 2 Limited	England
Sackville SPF IV Property Nominee (4) Limited	England
Sackville SPF IV (GP) No. 3 Limited	England
Sackville Tandem Property (GP) Limited	England
Sackville TPEN Property (GP) Limited	England
Sackville TPEN Property Nominee (2) Limited	England
Sackville TPEN Property Nominee Limited	England
Sackville (TPEN)	England
Sackville TSP Property (GP) Limited	England
Sackville UK Property Select II (GP) Limited	England
Sackville UK Property Select II (GP) No. 1 Limited	England
Sackville UK Property Select II Nominee (1) Limited	England Sackville
UK Property Select II (GP) No. 2 Limited	England
Sackville UK Property Select II Nominee (2) Limited	England Sackville
UK Property Select II (GP) No. 3 Limited	England
Sackville UK Property Select II Nominee (3) Limited	England Sackville
UKPEC1 Leeds (GP) Limited	England
Sackville UKPEC1 Leeds Nominee 1 Limited	England
Sackville UKPEC1 Leeds Nominee 2 Limited	England
Sackville UKPEC2 Galahad (GP) Limited	England
Sackville UKPEC3 Croxley (GP) Limited	England
Sackville UKPEC3 Croxley Nominee 1 Limited	England
Sackville UKPEC3 Croxley Nominee 2 Limited	England
Sackville UKPEC4 Brentford (GP) Limited	England
Sackville UKPEC4 Brentford Nominee 2 Limited	England
Threadneedle Property Execution 1 Limited	England
Threadneedle Property Execution 2 Limited	England
Threadneedle UK Property Equity Club PCC	Jersey

[1]	Registered Broker-Dealer.
[2]	This entity has two shareholders: Lionstone Partners, LLC (99%) and Cash Flow Asset Management GP, LLC (1%).
[3]	This entity has two shareholders: Lionstone Partners, LLC (99.9%) and LPL 1111 Broadway GP, LLC (0.1%).

Item 29. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) RiverSource Distributors, Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

James A. Brefeld, Jr.	Senior Vice President and Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jeffrey J. Scherman	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)

RiverSource Distributors, Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$27,593,528	None	None	None

Item 31. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 26th day of April, 2019.

RiverSource of New York Account 8
(Registrant)

By RiverSource Life Insurance Co. of New York
(Depositor)

By /s/ Gumer C. Alvero*
Gumer C. Alvero

Chairman of the Board, President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2019.

/s/ Gumer C. Alvero*	Chairman of the Board, President and Chief Executive Officer
Gumer C. Alvero

/s/ Jean B. Keffeler*	Director
Jean B. Keffeler

/s/ Mark Gorham*	Director and Vice President - Insurance Product Development
Mark Gorham

/s/ Jason J. Poor*	Director
Jason J. Poor

/s/ Stephen P. Blaske*	Senior Vice President and Chief Actuary
Stephen P. Blaske

/s/ Karen M. Bohn*	Director
Karen M. Bohn

/s/ Ronald L. Guzior*	Director
Ronald L. Guzior

/s/ Mark D. Scalercio*	Director
Mark D. Scalercio

/s/ James A. Brefeld, Jr.*	Senior Vice President and Treasurer
James A. Brefeld, Jr.

/s/ David K. Stewart* David K. Stewart	Senior Vice President and Controller (Principal Account Officer and Principal Financial Officer)

*

Signed pursuant to Power of Attorney dated January 31, 2019, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Initial Registration Statement File No. 333-230375, by:

/s/ Dixie Carroll
Dixie Carroll
Assistant General Counsel and Assistant Secretary

CONTENTS OF This Registration Statement

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

Prospectus for:

RiverSource(R) Variable Universal Life 6 Insurance

Part B.

The Statement of Additional Information and Financial Statements relating to RiverSource of New York Account 8.

Part C.

Other information.

Signatures.

Exhibits.

EXHIBIT INDEX

(k)	Consent and Opinion of Counsel.

(n)	Consent of Independent Registered Public Accounting Firm for VUL 6.